Subsequent Events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 33 – Subsequent Events

1.	COVID-19

Impact on OPC

On March 11, 2020, OPC announced that the EPC contractor of the Hadera power plant had notified OPC that due to the quarantine instructions and limitations over entering the State of Israel as a result of the spread of COVID-19, the EPC contractor expcts a delay in the arrival of a foreign technical team required for the completion of the acceptance tests of the Hadera power plant, and as a result, a delay in the completion of such tests. At this stage, OPC cannot estimate the duration of the delay, if any, in the commercial operation of the Hadera power plant.

In addition, the maintenance contractor of the Rotem power plant notified OPC that the limitations over entering the State of Israel and quarantine instructions may delay or negatively impact the planned maintenance treatment of the Rotem power plant, which was previously planned for April 2020. OPC estimates that a deferral of the maintenance work (if such would occur), would not have a significant impact on the Rotem power plant’s operations.

Both contractors stated that the circumstances described above constitutes a force majeure under the agreements with OPC.

The COVID-19 outbreak has led to quarantines, cancellation of events and travel, businesses and school shutdowns and restrictions, supply chain interruptions and overall economic and financial market instability. Further spread of COVID-19 could cause additional quarantines, reduction in business activity and consumption in the Israeli market, labor shortages and other operational disruptions. The full impact of this outbreak on OPC will depend on future developments, including continued or further severity of the outbreak of the coronavirus, the extent the virus spreads to other regions, including Israel, and the actions to contain COVID-19 or treat its impact which are outside of OPC’s control.

Impact on ZIM

The recent escalation of the COVID-19 outbreak adds to short-term downside risks at ZIM. While the effects of COVID-19 are difficult to assess or predict and, despite ZIM taking steps to mitigate the financial effect, the extent to which COVID-19 may impact ZIM’s future results, financial position, liquidity and the risk of deviation from financial covenants is uncertain and will depend on future developments, including the volumes of trades and freight rates, which are influenced by the duration and spread of the outbreak. An estimate of the financial effect cannot be made at this time.

2.	Qoros

A.
In April 2020, Kenon completed the sale of half of its remaining interest in Qoros (i.e.12%) to the New Qoros Investor (as decribed in Note 9.B.b.3) and received full payment of RMB1,560 million (approximately $220 million). As a result, Kenon now holds a 12% interest in Qoros, the New Qoros Investor holds 63% and Chery owns 25%.

Following the completion of the sale, the New Qoros Investor was required to assume its share of Qoros bank guarantee obligations. As a result, Kenon’s back-to-back guarantee obligations were reduced to approximately $23 million. Kenon is in the process of being further released from part of its proportionate share of back-to-back guarantees, share pledges and cash collateral to Chery (reflecting the reduction in Kenon’s equity ownership of Qoros following the sale) (refer to Note 9.B.b.6.g for further details).

3.	OPC

A.
On February 19, 2020, the EA published its Decision from Meeting 573, held on January 27, 2020, regarding Amendment of Standards in connection with Deviations from the Consumption Plans (hereinafter – the “Decision”). Pursuant to the Decision, a supplier is not permitted to sell to its consumers more than the amount of the capacity that is the subject of all the undertakings it has entered into with holders of private generation licenses. In addition, the EA indicates (in the notes to the Decision that it is expected that the supplier will enter into private transactions with consumers in a scope that permits it to supply all their consumption from energy that is generated by private generators over the entire year. Actual consumption of energy at a rate in excess of 3% from the installed capacity allocated to the supplier will trigger payment of an annual tariff that reflects the annual cost of the capacity the supplier used as a result of the deviation, as detailed in the Decision (“Annual Payment in respect of Deviation from the Capacity”). In addition, the Decision provides a settlement mechanism in respect of a deviation from the daily consumption plan (surpluses and deficiencies), which will apply concurrent with the annual payment in respect of a deviation from the capacity. Application of the Decision will commence from September 1, 2020. According to the Decision, the said amendment will apply to OPC Rotem after determination of supplemental arrangements for OPC Rotem, which as at the date of the report had not yet been determined. OPC is studying the Decision and will formulate a position regarding the required supplementary arrangements. Therefore, as at the date of the Report, there is no certainty regarding the extent of the impact of the unfavorable impact of the Decision, if any, on OPC’s activities.

B.
In January 2020, OPC Hadera submitted a request to the EA for extension of the commercial operation date stated in its conditional license. In March 2020, the EA approved the extension of OPC Hadera’s conditional license by an additional 12 months to Q1 2021.

In February 2020, Hadera contacted Hadera’s Lenders with a request to extend the final date for commercial operation stipulated in the Hadera Financing Agreement up to the end of June 2020. In March 2020, the approval was received.

C.
In April 2020, OPC issued NIS400 million (approximately $113 million) of bonds (Series B), which were listed on the Tel Aviv Stock Exchange. The bonds bear annual interest at the rate of 2.75% and are repayable every six months, commencing on September 30, 2020 (on March 31 and September 30 of every calendar year) through September 30, 2028. In addition, an unequal portion of principal is repayable every six months. The principal and interest are linked to an increase in the Israeli consumer product index of March 2020 (as published on April 15, 2020). The bonds have received a rating of A3 from Midroog and A- from S&P Global Ratings Maalot Ltd.